UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2014

Revolution Lighting Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-23590	59-3046866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Broad Street, Stamford, Connecticut 06901

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 504-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 12, 2014, Revolution Lighting Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2014 and discussing its business outlook. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02(e) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

As further described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders of the Company held on May 12, 2014 (the “Annual Meeting”), the Company’s stockholders voted to approve Amendment No. 1 (the “Amendment”) to the Company’s 2013 Stock Incentive Plan (the “Plan”) to increase the number of shares of common stock available for issuance under the Plan by one million shares.

The terms and provisions of the Amendment and the Plan are described in greater detail in Proposal No. 2 in the Company’s Information Statement for the Annual Meeting (“Information Statement”) which was filed with the Securities and Exchange Commission on April 22, 2014, and such description is incorporated by reference herein.

Item 5.07	Submission Of Matters To A Vote of Security Holders.

(a) The Annual Meeting was held on May 12, 2014.

(b) At the Annual Meeting, Charles J. Schafer, William D. Ingram, Stephen G. Virtue and Dennis McCarthy were elected to the Board of Directors for a one-year term expiring at the Company’s annual meeting of stockholders in 2015.

The matters voted upon at the annual meeting and the final voting results with respect to such matters are as follows:

Election of Directors

NAME	FOR	WITHHOLD	BROKER NON-VOTES

Charles J. Schafer	69,864,505	0	0
William D. Ingram	69,864,505	0	0
Stephen G. Virtue	69,864,505	0	0
Dennis McCarthy	69,864,505	0	0

Proposals

PROPOSAL	FOR	AGAINST	ABSTAIN

Ratification of McGladrey LLP as the Company’s independent registered public accounting firm for 2014	69,864,505	0	0

Approval of Amendment No. 1 to the Company’s 2013 Stock Incentive Plan to increase the number of shares of Common Stock by one million shares.	69,864,505	0	0

At the Annual Meeting, the Series E Preferred Stockholder elected Robert V. LaPenta, James A. DePalma, Robert V. LaPenta Jr. and Robert A. Basil Jr. to serves as members of the Board of Directors until the Company’s annual meeting of stockholders in 2015.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 12, 2014, of Revolution Lighting Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2014

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Charles J. Schafer
Charles J. Schafer
President and Chief Financial Officer

EXHIBIT INDEX

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 12, 2014, of Revolution Lighting Technologies, Inc.